EXHIBIT 23.1



              CONSENT OF INDEPENDENT ACCOUNTANTS
                    COOPERS & LYBRAND L.L.P.


We consent to the incorporation by reference in the registration
statement on Form S-8 (File No.              ) of our report dated
                                -------------
March 20, 1997, on our audits of the consolidated financial statements and the financial statement schedules of Envirodyne Industries, Inc. and Subsidiaries.




COOPERS & LYBRAND L.L.P.
Chicago, Illinois
March 24, 1997